Bacterin Receives Deficiency Notice from NYSE MKT

BELGRADE, MT, November 22, 2013 -- Bacterin International Holdings, Inc. (NYSE MKT: BONE), a leader in the development of revolutionary bone grafts and coatings for medical applications, today announced that that the NYSE MKT LLC (the “Exchange”) notified the Company that it is not in compliance with Section 1003(a)(i) of the Company Guide with stockholders’ equity of less than $2,000,000 as of September 30, 2013 and net losses in two of three of the most recent fiscal years. As disclosed in the Company’s Form 8-K filed with the Securities and Exchange Commission on June 25, 2013, the Company previously submitted a plan of compliance (“Plan”), which was accepted by the Exchange on June 21, 2013, and the Company intends to amend and supplement the Plan as a result of the additional deficiency notice.

About Bacterin International Holdings

Bacterin International Holdings, Inc. (NYSE MKT: BONE) develops, manufactures and markets biologics products to domestic and international markets. Bacterin's proprietary methods optimize the growth factors in human allografts to promote bone, subchondral repair and dermal growth. These products are used in a variety of applications including enhancing fusion in spine surgery, relief of back pain, promotion of bone growth in foot and ankle surgery, promotion of cranial healing following neurosurgery and subchondral repair in knee and other joint surgeries.

Bacterin's Medical Device division develops and licenses coatings for various medical device applications. For further information, please visit www.bacterin.com.

Important Cautions Regarding Forward-looking Statements

This news release contains certain disclosures that may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to significant risks and uncertainties. Forward-looking statements include statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "continue," "efforts," "expects," "anticipates," "intends," "plans," "believes," "estimates," "projects," "forecasts," "strategy," "will," "goal," "target," "prospects," "potential," "optimistic," "confident," "likely," "probable" or similar expressions or the negative thereof. Statements of historical fact also may be deemed to be forward-looking statements. We caution that these statements by their nature involve risks and uncertainties, and actual results may differ materially depending on a variety of important factors, including, among others: the Company's ability to meet its existing and anticipated contractual obligations, including financial covenant and other obligations contained in the Company’s secured lending facility; the Company’s ability to manage cash flow and achieve profitability; the Company's ability to accomplish the goals contained in the Company’s plan to regain compliance with the NYSE MKT continued listing standards; the Company’s ability to remain listed on the NYSE MKT exchange; the Company’s ability to develop, market, sell and distribute desirable applications, products and services and to protect its intellectual property; the ability of the Company's sales force to achieve expected results; the ability of the Company's customers to pay and the timeliness of such payments; the Company's ability to obtain financing as and when needed; changes in consumer demands and preferences; the Company's ability to attract and retain management and employees with appropriate skills and expertise; the Company’s ability to successfully conclude government investigations; the impact of changes in market, legal and regulatory conditions and in the applicable business environment, including actions of competitors; and other factors. Additional risk factors are listed in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the heading "Risk Factors." The Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

Investor Contact:

COCKRELL GROUP

Rich Cockrell

877-889-1972

investorrelations@thecockrellgroup.com

cockrellgroup.com